UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 19, 2014

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

1.	On May 25, 2016, our company issued to James L. Davis, a director of our company, a Demand Promissory Note for the principal amount of $200,000. The promissory note did not bear interest and was payable on demand of Mr. Davis. We repaid this promissory note in full on June 6, 2016.

2.	On December 22, 2015, our subsidiary, Cachet Financial Solutions Inc., issued a demand promissory note to Mr. Michael J. Hanson, a director of our company and our subsidiary, in the principal amount of $150,000. The note bears interest at the rate of 10% per annum and initially had a maturity date of June 30, 2016. On July 13, our subsidiary and Mr. Hanson entered into a letter agreement, effective as of June 30, 2016, pursuant to which the maturity date of the note was extended from June 30, 2016 to January 31, 2017.

3.	On June 29, 2015, Mr. Davis provided a personal guarantee as part of a lease that our subsidiary entered into with KLC Financial, Inc. (“KLC”). As consideration for Mr. Davis providing a personal guarantee, on June 29, 2015 our company issued to Mr. Davis a five-year warrant to purchase up to 241,900 shares of our common stock at $0.44 per share.

4.	On March 18, 2015, our subsidiary issued to Mr. Hanson a demand promissory note in the principal amount of $200,000. The note bore interest at the rate of 10% per annum and was due and payable on June 30, 2015. The note was subsequently converted into shares of our Series C Convertible Preferred Stock.

5.	On March 23, 2015, our subsidiary issued to Mr. Davis a demand promissory note in the principal amount of $200,000. The note bore interest at the rate of 10% per annum and was due and payable on June 30, 2015. The note was subsequently converted into shares of our Series C Convertible Preferred Stock.

6.	On February 3, 2015, our company entered into a guaranty in favor of Mr. Davis in connection with a master equipment lease agreement entered into by Mr. Davis and KLC on February 11, 2015. Under the guaranty, our company unconditionally guaranteed all of the amounts due, and the satisfaction of all the terms and obligations of Mr. Davis under the master equipment lease. The master equipment lease provides financing for up to $500,000 of computer equipment that our company procured for its data centers to accommodate the overall increase in transactions and ensure it is able to meet customer uptime requirements. In addition, on February 11, 2015 our company entered into a lease agreement with Mr. Davis pursuant to which our company leased the equipment that Mr. Davis leased under the master equipment lease with KLC on the same terms as provided in the master equipment lease. As consideration for Mr. Davis entering into the master equipment lease with KLC, on February 3, 2015 our company issued to Mr. Davis a five-year warrant to purchase up to 407,614 shares of our common stock at $1.15 per share (since adjust to $0.4816).

7.	On June 25 and 26, 2014, we issued demand promissory notes to Mr. Hanson and Mr. Davis in the amounts of $225,000 and $25,000, respectively. The notes accrued simple interest at the rate of 10% per annum. In July 2014, the notes were repaid in full.

8.	On June 11, 2014, our company issued demand promissory notes to Mr. Hanson and Mr. Davis in the amounts of $150,000 and $125,000, respectively. The notes accrued simple interest at the rate of 10% per annum. In July 2014, the note to Mr. Hanson was repaid in full and the note to Mr. Davis was converted into shares of our common stock.

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9.	From April 2, 2014 through April 28, 2014, our subsidiary issued demand promissory notes to Mr. Hanson and Mr. Davis in the aggregate amount of $250,000 for each director. Each note had accrued simple interest at the rate of 10% per annum. In July 2014, a total of $150,000 was repaid to Mr. Hanson and the balance under the notes to Mr. Hanson was converted into shares of our common stock. The notes issued to Mr. Davis were converted into shares of our common stock.

10.	On April 1, 2014, our subsidiary entered into an executive employment agreement with each of Jeffrey C. Mack and Lawrence C. Blaney. Each employment agreement replaced an employment agreement that was entered into by our subsidiary and the applicable employee on February 28, 2012. The employment agreement with Mr. Mack provides that Mr. Mack will serve as our company’s President and Chief Executive Officer and the employment agreement with Mr. Blaney provides that Mr. Blaney will serve as our company’s Executive Vice President of Sales. Each employment agreement has a one-year term that renews automatically unless either party provides the other with at least 60 days prior written notice. Pursuant to each employment agreement, each executive’s base annual salary is $190,000 but our Board of Directors has the right to increase such executive’s base annual salary at its sole discretion. Mr. Mack’s base annual salary was subsequently increased by the Board of Directors to $335,000 effective as of June 1, 2016. Mr. Blaney’s base annual salary was subsequently increased by the Board of Directors to $220,000 effective as of January 1, 2016. Each employment agreement provides the executive with the right to participate in our benefit plans, policies and programs as those plans, policies and programs are made available to our similarly situated executives. The employment agreements will terminate upon the death or disability of the executive. In addition, our company can terminate the employment agreement with an executive for cause, as defined in the applicable employment agreement, and the executive can terminate the employment agreement for good reason, as defined in the applicable employment agreement. The employment agreements contain customary inventions-assignment provisions, non-competition provisions that survive for a one-year period after the termination of employment, and non-solicitation provisions applicable to the customers and vendors of the business, and the employees of the business, that survive for a one-year period after the termination of employment.

11.	On March 19 and 20, 2014, we issued convertible promissory notes to Mr. Hanson, Mr. Davis and Terry Peterson (a former member of our Board of Directors) in the amounts of $150,000, $100,000 and $15,000, respectively. The notes were due and payable on or prior to June 30, 2015, and had accrued simple interest at the rate of 8% per annum. On July 7, 2014, the notes were converted into shares of our common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in paragraphs 1, 2, 4, 5, 6, 7, 8, 9 and 11 of Item 1.01 above is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in paragraph 10 of Item 1.01 above is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Demand Promissory Note, dated May 25, 2016, issued by Cachet Financial Solutions, Inc. to James L. Davis

10.2	Demand Promissory Note, dated December 22, 2015, issued by Cachet Financial Solutions Inc. to Michael J. Hanson

10.3	Addendum #1 to Demand Promissory Note, dated June 30, 2016, by and between Cachet Financial Solutions Inc. and Michael J. Hanson (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Cachet Financial Solutions, Inc. on July 15, 2016)

10.4	Warrant to Purchase Common Stock, dated June 29, 2015, issued by Cachet Financial Solutions, Inc. to James L. Davis

10.5	Demand Promissory Note, dated March 23, 2015, issued by Cachet Financial Solutions Inc. to James L. Davis

10.6	Demand Promissory Note, dated March 18, 2015, issued by Cachet Financial Solutions Inc. to Michael J. Hanson

10.7	Lease Agreement, dated February 11, 2015, by and between Cachet Financial Solutions, Inc. and James L. Davis

10.8	Warrant to Purchase Common Stock, dated February 3, 2015, issued by Cachet Financial Solutions, Inc. to James L. Davis

10.9	Guaranty, dated February 3, 2015, by and between Cachet Financial Solutions, Inc. and James L. Davis

10.10	Demand Promissory Note, dated June 26, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

10.11	Demand Promissory Note, dated June 25, 2014, issued by Cachet Financial Solutions Inc. to Michael J. Hanson

10.12	Demand Promissory Note, dated June 11, 2014, issued by Cachet Financial Solutions Inc. to Michael J. Hanson

10.13	Demand Promissory Note, dated June 11, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

10.14	Demand Promissory Note, dated April 2, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

10.15	Demand Promissory Note, dated April 10, 2014, issued by Cachet Financial Solutions Inc. to Michael J. Hanson

10.16	Demand Promissory Note, dated April 14, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

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10.17	Demand Promissory Note, dated April 17, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

10.18	Demand Promissory Note, dated April 24, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

10.19	Demand Promissory Note, dated April 25, 2014, issued by Cachet Financial Solutions Inc. to Michael J. Hanson

10.20	Demand Promissory Note, dated April 28, 2014, issued by Cachet Financial Solutions Inc. to James L. Davis

10.21	Executive Employment Agreement, dated April 1, 2014, by and between Cachet Financial Solutions Inc. and Jeffrey C. Mack

10.22	Executive Employment Agreement, dated April 1, 2014, by and between Cachet Financial Solutions Inc. and Lawrence C. Blaney

10.23	Convertible Promissory Note, dated March 20, 2014, issued by Cachet Financial Solutions, Inc. to Michael J. Hanson

10.24	Convertible Promissory Note, dated March 19, 2014, issued by Cachet Financial Solutions, Inc. to James L. Davis

10.25	Convertible Promissory Note, dated March 19, 2014, issued by Cachet Financial Solutions, Inc. to Terry Peterson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 20, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan Meier
Bryan Meier
Chief Financial Officer

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